Exhibit 10.1

SETTLEMENT AGREEMENT & GENERAL RELEASE

THIS SETTLEMENT AGREEMENT & GENERAL RELEASE ("Settlement Agreement") is made and entered into by and between Splash Beverage Group, Inc., on behalf of itself, its agents, representatives, assignees, attorneys, and administrators (collectively "SBG" or "Party"), and KonaRed Corporation, on behalf of itself, its agents, representatives, assignees, attorneys, and administrators (collectively "KonaRed" or "Party") (hereinafter SBG and KonaRed referred to collectively as the "Parties").

I.             RECITALS

A.	On or about April 22, 2014, KonaRed and SBG entered into a Confidential Distribution Agreement ("CDA") and a Sales and Marketing Services Agreement ("SMSA").

B.	Disputes have arisen regarding performance under the CDA and SMSA.

C.
SBG commenced a lawsuit against KonaRed in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida styled Splash Beverage Group, Inc. v. KonaRed Corporation and bearing Case No. 15-022541 CACE (09) (the "Lawsuit").

D.
SBG commenced an arbitration against KonaRed before the American Arbitration Association styled Splash Beverage Group, Inc. v. KonaRed Corporation and bearing Case No. Case 01-16-0002-5099 (the "Arbitration").  The Lawsuit and the Arbitration are collectively referred to herein as the "Litigation."

E.
The Parties desire to enter into this Settlement Agreement: (i) in order to provide for the formal cancellation of the CDA and SMSA; (ii) for the settlement and discharge of all alleged claims by SBG and KonaRed;  which are the subject or could have been the subject of the Litigation, including all claims, counterclaims, defenses, and claims for attorneys' fees and/or costs upon the terms and conditions set forth herein; and(iii) to provide mutual general releases.  Nothing within this Settlement Agreement shall constitute an admission of any liability or wrongdoing alleged or that could have been alleged in the Litigation or any admission of liability or wrongdoing by either Party as to any matter(s) generally released.

II.            GENERAL PROVISIONS

In exchange of good and valuable consideration, the receipt of which is acknowledged by both Parties, the Parties hereby agree as follows:

A.            Recitals

The Recitals set forth above are true and correct.

B.             Release & Discharge by SBG

SBG hereby completely releases and forever discharges KonaRed and its past, present and future officers, directors, partners, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, and assigns, and all other persons, firms, entities, or corporations with whom any of the former have been, are now or may hereafter be affiliated  (collectively referred to herein as "the KonaRed Released Parties") from any and all past, present or future alleged claims, demands, obligations, actions, causes of action, rights, damages, punitive damages, attorneys' fees, costs, expenses and compensation of any nature whatsoever, known or unknown, from the beginning of time to the date of this Settlement Agreement, including but not limited to all claims that were made or could have been made in the Litigation.

C.             Release & Discharge by KonaRed

KonaRed hereby completely releases and forever discharges SBG and its past, present and future officers, directors, partners, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, and assigns, and all other persons, firms, entities, or corporations with whom any of the former have been, are now or may hereafter be affiliated  (collectively referred to herein as "the SBG Released Parties") from any and all past, present or future alleged claims, demands, obligations, actions, causes of action, rights, damages, punitive damages, attorneys' fees, costs, expenses and compensation of any nature whatsoever, known or unknown, from the beginning of time to the date of this Settlement Agreement, including but not limited to all claims that were made or could have been made in the Litigation.

D.             Cancellation of the CDA and SMSA

To avoid any doubt regarding the status of the CDA and SMSA, the Parties agree that such agreements have been cancelled and that the Parties owe no further obligations to each other pursuant to either agreement.

III.           PARTICIPATION IN OTHER CASES

Each party represents and warrants that, other than the Litigation, it has no other claims, suits, actions or charges filed against the other party. To the extent permitted by applicable law, each party covenants and agrees never to commence or prosecute, or assist in the commencement or prosecution of, or in any way to cause, permit, advise, or encourage, to be commenced, or prosecuted, against the KonaRed Released Parties or the SBG Released Parties, as the case may be, any action or proceeding or to assert against the KonaRed Released Parties or SBG Released Parties, in any action or proceeding any demands, causes of action, obligations, damages, or liabilities of any nature whatsoever, whether or not now known, suspected, or claimed which the respective party ever had, now have, or hereafter may have, or claim to have, against KonaRed Released Parties or SBG Released Parties as the case may be, by reason of any act, transaction, practice, conduct, or omission of KonaRed Released Parties or SBG Released Parties, as the case may be, that occurred prior to the date of this Settlement Agreement.

IV.           ATTORNEYS' FEES AND COSTS

Each Party hereto shall bear all attorneys' fees and costs arising from the actions of their own counsel in connection with the Litigation, this Settlement Agreement, and the matters and documents referred to herein (including the CDA and SMSA), the filing of a Stipulation of Dismissal with Prejudice and all related matters concerning their relationship from the beginning of time until the execution date of this Settlement Agreement ("Effective Date").

V.	DELIVERY OF STIPULATION OF DISMISSAL WITH PREJUDICE

Along with SBG's executed copy of this Settlement Agreement, counsel for SBG will deliver to Counsel for KonaRed: (i) an executed Stipulation of Dismissal with Prejudice of the Lawsuit attached hereto as Exhibit "A"; and (ii) an executed Stipulation of Dismissal with Prejudice of the Arbitration attached hereto as Exhibit "B".  Counsel for KonaRed will execute and file both stipulations of dismissal with prejudice within five (5) business days of receiving such executed Stipulations of Dismissal for the Lawsuit and the Arbitration from counsel for SBG.

VI.	NON-ASSIGNMENT

SBG and KonaRed represents and warrants that no other person or entity has or has had any interest in the respective Party's claims, demands, obligations or causes of action referred to in the Litigation and/or this Settlement Agreement; that it has not sold, assigned, transferred, conveyed or otherwise disposed of any of the claims, demands, obligations or causes of action referred to in the Litigation or this Settlement Agreement.

VII.	ENTIRE AGREEMENT & SUCCESSORS IN INTEREST

This Settlement Agreement contains the entire agreement between SBG and KonaRed with regard to the matters set forth in it, and shall be binding upon and inure to the benefit of the successors and assigns of each Party.  There are no other understandings or agreements, verbal or otherwise, in relation thereto between the Parties that have been relied upon by either Party, except as herein expressly set forth.  The Parties agree that should any provision of this Settlement Agreement require interpretation or construction that all parties have participated in the drafting of this document and no presumption regarding construing the document against one Party shall apply.

VIII.        CONSTRUCTION BY STATE LAW

This Settlement Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.  The Parties hereby submit to the exclusive jurisdiction of the courts of Clark County, Nevada to resolve any and all disputes arising out of or connected to this Settlement Agreement.

IX.          CAPACITY TO EXECUTE THE SETTLEMENT AGREEMENT

Each Party represents and warrants to the other that: (i) all appropriate corporate formalities related to the authorization needed to execute this Settlement Agreement have been appropriately completed; and (ii) the persons executing the Settlement Agreement have been given the authority to execute this Settlement Agreement.

X.	EFFECTIVENESS

The Settlement Agreement may be executed in counterparts and scanned copies shall be deemed to be an original document.

Effective this 18th day of  October, 2016.

SPLASH BEVERAGE GROUP, INC.

By: /s/ Robert Nistico

Its: CEO

KONARED CORPORATION

By: /s/ Kyle Redfield

Its: President

EXHIBIT A

IN THE CIRCUIT COURT OF THE SEVENTEENTH JUDICIAL CIRCUIT
IN AND FOR BROWARD COUNTY, FLORIDA

CASE NO.: 15-022541 CACE (09)

SPLASH BEVERAGE GROUP, INC..

Plaintiff,

v.

KONARED CORPORATION,

Defendant,

______________________________________/

PARTIES' JOINT STIPULATION OF DISMISSAL WITH PREJUDICE

Plaintiff, Splash Beverage Group, Inc., and Defendant, KonaRed Corporation, pursuant to the parties' Settlement Agreement and General Release executed on October 18, 2016, hereby stipulate to the dismissal with prejudice of the above-styled action, with each party to bear its own attorney's fees and costs.

BURATTI, P.A.	ZUMPANO PATRICIOS & WINKLER P.A.

By: /s/ Jason Buratti	By: /s/ Leon N. Patricios
Jason Buratti	Leon N. Patricios
Florida Bar No. 73756	Florida Bar No. 12777
7935 East Drive, Suite 804	lpatricios@zplaw.com
North Bay Village, Florida 33141	Martha M. Esperon
Primary e-mail: jasonburatti@gmail.com	Florida Bar No. 15244
Tel (954) 683-1072	mesperon@zpwlaw.com
312 Minorca Avenue
Paul Silverberg	Coral Gables, 33134
SILVERBERG & WEISS, P.A.	Tel: 305-444-5565
Florida Bar Number 147877 1290	Fax: 305-444-8588
Weston Road, Suite 218
Weston, Florida 33326
Primary email: Notices@pkslegal.com	Counsel for Defendant:
Tel (954) 384-0998 Fax (954)384-5390	KonaRed Corporation

Counsel for Plaintiff:
Splash Beverage Group, Inc.

2

EXHIBIT B

AMERICAN ARBITRATION ASSOCIATION

CASE NO.: 01-16-0002-5099

SPLASH BEVERAGE GROUP, INC..

Claimant,

v.

KONARED CORPORATION,

Respondent,

______________________________________/

PARTIES' JOINT STIPULATION OF DISMISSAL WITH PREJUDICE

Plaintiff, Splash Beverage Group, Inc., and Defendant, KonaRed Corporation, pursuant to the parties' Settlement Agreement and General Release executed on October 18, 2016, hereby stipulate to the dismissal with prejudice of the above-styled action, with each party to bear its own attorney's fees and costs.

3

BURATTI, P.A.	ZUMPANO PATRICIOS & WINKLER P.A.

By: /s/ Jason Buratti	By: /s/ Leon N. Patricios
Jason Buratti	Leon N. Patricios
Florida Bar No. 73756	Florida Bar No. 12777
7935 East Drive, Suite 804	lpatricios@zplaw.com
North Bay Village, Florida 33141	Martha M. Esperon
Primary e-mail: jasonburatti@gmail.com	Florida Bar No. 15244
Tel (954) 683-1072	mesperon@zpwlaw.com
312 Minorca Avenue
Paul Silverberg	Coral Gables, 33134
SILVERBERG & WEISS, P.A.	Tel: 305-444-5565
Florida Bar Number 147877 1290	Fax: 305-444-8588
Weston Road, Suite 218
Weston, Florida 33326
Primary email: Notices@pkslegal.com	Counsel for Defendant:
Tel (954) 384-0998 Fax (954)384-5390	KonaRed Corporation

Counsel for Plaintiff:
Splash Beverage Group, Inc.

4